  As filed with the Securities and Exchange Commission on or about August 30,
                                   1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form N-1A

     REGISTRATION STATEMENT UNDER THE
      SECURITIES ACT OF 1933                                          [_]

     Registration No. 333-03715

     Pre-Effective Amendment No.                                      [_]
                                ---

     Post-Effective Amendment No.  16                                 [X]

     REGISTRATION STATEMENT UNDER THE
      INVESTMENT COMPANY ACT OF 1940                                  [_]

     Registration No. 811-07619

     Amendment No.  18                                                [X]

                                ----------------

                            Nuveen Investment Trust
        (Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois                       60606
(Address of Principal Executive Offices)                    (Zip Code)


      Registrant's Telephone Number, Including Area Code: (312) 917-7700

                                                       Copies to:
  Gifford R. Zimmerman--Vice President                Eric F. Fess
                  and                              Chapman and Cutler
               Secretary                             111 W. Monroe
         333 West Wacker Drive                  Chicago, Illinois 60603
        Chicago, Illinois 60606

(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):

[_]immediately upon filing pursuant to      [X]on October 28, 1999 pursuant to
   paragraph (b)                               paragraph (a)(1)
[_]on (date) pursuant to paragraph (b)      [_]75 days after filing pursuant to
[_]60 days after filing pursuant to            paragraph (a)(2)
   paragraph (a)(1)                         [_]on (date) pursuant to paragraph
                                               (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 16

This Post-Effective Amendment to the Registration Statement comprises the fol-lowing papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for the Nuveen European Value Fund and Prospectus dated October 28, 1999 for the Nuveen European Value Fund.

                   Part B--Statement of Additional Information for the Nuveen European Value Fund--copy of Annual Report to Shareholders of the Nuveen European Value Fund (the Financial Statements from which are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits

The Nuveen Growth and Income Stock Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced Municipal and Stock Fund are not affected by and therefore not included in this Post-Effective Amendment No. 16.

                                                    October 28, 1999  Prospectus

                                                                          NUVEEN
                                                                    Mutual Funds


Nuveen European Value Fund

[PHOTO APPEARS HERE]

A portfolio of quality European companies for investors seeking long-term growth potential and international diversification.

      Featuring Portfolio Management By Institutional Capital Corporation
                           Nuveen's Premier Adviser/SM/ for Value Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges and Expenses

Shareholder Instructions

Performance and Current Portfolio Information


Table of Contents


Section 1  The Fund

This section provides you with an
overview of the fund including investment objectives, risk factors, expenses, and portfolio holdings

Introduction                                1
 .............................................
Nuveen European Value Fund                  2
 .............................................
Section 2  How We Manage Your Money

This section gives you a detailed
discussion of our investment and risk
management strategies.

Who Manages the Fund                        4
 .............................................
Management Fees                             4
 .............................................
What Securities We Invest In                5
 .............................................
How We Select Investments                   6
 .............................................
What the Risks Are                          7
 .............................................
How We Manage Risk                          7
 .............................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                 9
 .............................................
How to Reduce Your Sales Charge            10
 .............................................
How to Buy Shares                          11
 .............................................
Systematic Investing                       11
 .............................................
Systematic Withdrawal                      12
 .............................................
Special Services                           12
 .............................................
How to Sell Shares                         13
 .............................................

Section 4  General Information

This section summarizes the fund's
distribution policies and other general
fund information.

Distributions and Taxes                    15
 .............................................
Distribution and Service Plans             16
 .............................................
Net Asset Value                            16
 .............................................
Fund Service Providers                     17
 .............................................
Year 2000                                  17
 .............................................

Section 5  Financial Highlights

This section provides the fund's financial performance for the past 5 years.

Nuveen European Value Fund                 18
 .............................................

                                                           October 28, 1999
Section 1  The Fund

                          Nuveen European Value Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Investment Opportunities in the New Europe

The European Economic Monetary Union (EMU) is a significant economic event that is expected to create a new international business environment. Many analysts believe the EMU will revolutionize financial markets and provide enhanced investment opportunities by reducing currency risk, fostering lower interest rates and increasing cross-border trading, competition, corporate mergers and restructurings.

The Nuveen European Value Fund seeks to provide a superior total return with moderated risk by investing in a diversified portfolio consisting primarily of American Depository Receipts (ADRs) of established, well-known European companies. The portfolio manager concentrates on stocks that are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.


          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE


                                                          Section 1 The Fund   1

Nuveen European Value Fund

Fund Overview

Investment Objective

The investment objective of the fund is to provide over time a superior total return (income plus capital appreciation) with moderated risk.

How the Fund Pursues Its Objective

The Fund purchases primarily stocks of established, well-known European companies with at least $1 billion in market capitalization. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only those 20 to 30 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

Our target investment mix is 90% European equity securities and 10% cash equivalents. Under normal market conditions, we will invest at least 65% of the fund's total assets in European equity securities, predominantly U.S.-traded ADRs, and we may invest up to 35% of the fund's assets in cash equivalents and short-term fixed-income securities in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk. Market risk is the risk that a particular stock, or stocks in general, may fall in value. The Fund's investment in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is This Fund Right For You?

This fund may be a suitable investment for you if you seek to:

     . invest in European equity securities;
     . pursue the high potential returns of foreign stocks using a value-oriented investment strategy;
     . diversify your otherwise U.S.-oriented equity portfolio.

You should not invest in this fund if you are:

     . unwilling to accept share price fluctuation, including the possibility of sharp price declines;
     . unwilling to accept the risks of foreign investment;
     . investing to meet short-term financial goals.

What are the Costs of Investing?

Shareholder Transaction Expenses/1/

Paid Directly From Your Investment

Share Class                                A          B          C         R/2/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchase                              5.75%/3/    None       None       None
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Reinvested Dividends                   None       None       None       None
-------------------------------------------------------------------------------
Exchange Fees                             None       None       None       None
-------------------------------------------------------------------------------
Deferred Sales Charge/4/                  None/3/      5%/5/      1%/6/    None
-------------------------------------------------------------------------------

Annual Fund Operating Expenses/7/

Paid From Fund Assets

Share Class                                A          B          C         R
-------------------------------------------------------------------------------
Management Fees                          0.95%      0.95%      0.95%      0.95%
-------------------------------------------------------------------------------
12b-1 Distribution and Service Fees      0.25%      1.00%      1.00%        --%
-------------------------------------------------------------------------------
Other Expenses                           1.36%      1.38%      1.41%      1.36%
-------------------------------------------------------------------------------
Total Operating Expenses--Gross          2.56%      3.33%      3.36%      2.31%
-------------------------------------------------------------------------------
Reimbursements                          (1.01%)    (1.03%)    (1.06%)    (1.01%)
-------------------------------------------------------------------------------
Total Operating  Expenses--Net           1.55%      2.30%      2.30%      1.30%
-------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                               Redemption                  No Redemption
                         -----------------------------------------------
Share Class        A       B       C       R        A       B       C       R
--------------------------------------------------------------------------------
 1 Year          $  819  $  724  $  339  $  234   $  819  $  336  $  339  $  234
--------------------------------------------------------------------------------
 3 Years         $1,326  $1,327  $1,033  $  721   $1,326  $1,024  $1,033  $  721
--------------------------------------------------------------------------------
 5 Years         $1,857  $1,841  $1,750  $1,235   $1,857  $1,736  $1,750  $1,235
--------------------------------------------------------------------------------
10 Years         $3,304  $3,447  $3,649  $2,646   $3,304  $3,447  $3,649  $2,646
--------------------------------------------------------------------------------

2   Section 1 The Fund

How the Fund Is Invested (as of 6/30/99)


Portfolio Allocation/8/                 Actual        Target
Stocks                                    100%           90%
Cash Equivalents                            0%           10%

Stock Portfolio Statistics
Beta                                                      --
Average Market Capitalization                     28 billion
Average P/E                                             17.9

Top 10 Stock Holdings/8/
Daimler-Chrysler AG                                     6.1%
Philips Electronics N.V.                                5.7%
Hoechst AG Sponsored ADR                                5.4%
Diageo plc Sponsored ADR                                5.0%
Bank Austria AG Sponsored ADR                           4.7%
Vivendi (Ex-Gen Eaux) Sponsored ADR                     4.6%
Royal & Son Alliance Insurance Group plc ADR            4.6%
ING Groep N.V. Sponsored ADR                            4.5%
Compagnie Financiere Richemont AG Sponsored ADR         4.5%
Granada Group plc                                       4.5%

Industry Diversification (Top 10)
Financials                                             22.4%
Consumer Cyclicals                                     19.0%
Communications                                         13.2%
Basic Materials                                        13.2%
Consumer Staples                                        9.5%
Technology                                              5.7%
Health Care                                             5.4%
Capital Goods                                           4.5%
Transportation                                          4.5%
Energy                                                  2.6%

1. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

3. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

4.  As a percentage of lesser of purchase price or redemption proceeds.

5. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

6.  Class C shares redeemed within one year of purchase bear a 1% CDSC.

7. Management and 12b-1 fee rates reflect increases effective on December 31, 1998. "Other Expenses" are based on actual fund expenses for the fiscal year ended 6/30/99. Long-term Class B and C investors may pay more in 12b-1 distribution fees and CDSCs than the economic equivalent of the maximum permitted front-end sales charge. The adviser, pursuant to a contractual arrangement, will reimburse expenses through July 31, 2000 to prevent "Total Annual Fund Operating Expenses" (excluding distribution or service fees and extraordinary expenses) from exceeding 1.30% of average net assets.

8.  Holdings may vary.


Opportunities in the New Europe

Europe is experiencing several favorable economic developments that may present investment opportunities for long-term investors:

   . Corporate restructuring. Like the merger and acquisition wave in the United States in the 1980s and 90s, the increased competition from deregulation and a global economy is driving many corporations to seek to maintain their competitive advantage through restructuring.

   . Privatization. Some of Europe's most prominent airlines, banks and utilities, once government-run, are moving to the private sector, and it is expected that these businesses too will restructure or expand their markets in an effort to increase profits.

   . Development of Eastern Europe. The demand for goods and services from newly-capitalist Eastern Europe may continue to grow, increasing the market and profit for many Western European companies.



                                                         Section 1  The Fund   3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Institutional Advisory Corp. ("NIAC"), 333 West Wacker Drive, Chicago, IL 60606, has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen").

Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $55 billion in assets under management. Today it offers a broad range of quality investments designed for individuals seeking to build and maintain wealth.

NIAC has selected Institutional Capital Corporation, 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolio of the fund. Institutional Capital is an institutional investment management firm with over 29 years of experience and approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 11 investment professionals. Mr. Robert H. Lyon, president, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


Average Daily Net Asset Value                Management Fee

For the first $125 million                          0.9500%
 ...........................................................
For the next $125 million                           0.9375%
 ...........................................................
For the next $250 million                           0.9250%
 ...........................................................
For the next $500 million                           0.9125%
 ...........................................................
For the next $1 billion                             0.9000%
 ...........................................................
For assets over $2 billion                          0.8750%
 ...........................................................

4   Section 2 How We Manage Your Money

For the most recent fiscal year, the fund paid NIAC a management fee of .95%, as a percentage of average net assets. Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital Corporation. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; [organizational] expenses; and extraordinary expenses. The fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to its net assets.

What Securities We Invest In

European Investments

The fund invests primarily in a diversified portfolio of stocks of established, well-known companies with at least $1 billion in market capitalization that are domiciled or have their principal activities in Europe. The domicile or the location of the principal activities of a company will be the country (1) under whose laws the company is organized, (2) in which the principal trading market for the equity securities issued by the company is located, or (3) in which the company has over half its assets or derives half its revenues.

The fund may invest in a variety of European securities, including American Depositary Receipts (ADRs) and other types of depositary receipts; equity securities of European companies that may or may not be publicly traded in the U.S; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities, or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. Convertible bonds and debentures must be rated at least BBB by Standard & Poor's, Duff & Phelps, or Fitch Investor Service, or Baa by Moody's Investors Service when purchased.

Short-term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. (See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies.") For more information on eligible short-term investments, see the Statement of Additional Information.

                                          Section 2 How We Manage Your Money   5

How We Select Investments

We adhere to a disciplined, value-driven investment strategy whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

We select stocks from the universe of large- and mid-size European companies. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, we than look for a catalyst that we believe will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Generally, we choose only 20 to 30 stocks which we believe have a 15% to 25% price appreciation potential over the next 18 months.





Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading in equity securities and that its annual portfolio turnover rate will generally be between 100% and 150%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerate costs and could result in the payment by shareholders of increased taxes on realized investment gains.

The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

6   Section 2 How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Market risk: As a mutual fund investing its assets in stocks, the fund is subject to market risk. This is the risk that a particular stock, an industry, or stocks in general may fall in value.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. Such risks include political or economic instability, less publicly available information and, in the case of foreign stocks, currency risk. Foreign securities may also have more volatile prices and be less liquid than domestic securities.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Correlation risk: The U.S. and European equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and European stocks. Sometimes, however, global trends will cause the U.S. and European markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Emphasis on American Depositary Receipts (ADRs)

The fund buys equity securities of European companies primarily in the form of sponsored ADRs that are traded in U.S. securities markets. Sponsored and exchange-traded ADRs must comply with U.S. Generally Accepted Accounting Principles and the reporting and disclosure requirements of the Securities and Exchange Commission. Furthermore, such ADRs settle within three days through the U.S. clearance system and are not subject to risks caused by the complicated and varied settlement standards that exist for many foreign securities exchanges or to currency risk during a transaction's settlement period.

                                          Section 2 How We Manage Your Money   7

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

   . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);
   . 25% in any one industry (except for U.S. government securities).

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% in cash and cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range.

The fund may also use various investment strategies designed to limit the risk of price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. To protect against foreign currency exchange rate risk, the fund may enter into foreign currency hedging transactions, including forward currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless.



8   Section 2 How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

What Share Classes We Offer

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily assets which compensates your financial adviser for providing on-going service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the fund is as follows:

                                                                                              Authorized Dealer
                                     Sales Charge as % of         Sales Charge as % of        Commission as % of
Amount of Purchase                   Public Offering Price        Net Amount Invested         Public Offering Price
Less than $50,000                            5.75%                       6.10%                        5.00%
 ...................................................................................................................
$50,000 but less than $100,000               4.50%                       4.71%                        4.00%
 ...................................................................................................................
$100,000 but less than $250,000              3.75%                       3.90%                        3.25%
 ...................................................................................................................
$250,000 but less than $500,000              2.75%                       2.83%                        2.50%
 ...................................................................................................................
$500,000 but less than $1,000,000            2.00%                       2.04%                        1.75%
 ...................................................................................................................
$1,000,000 and over                            -- /1/                      --                         1.00% /1/
 ...................................................................................................................

/1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to the sum of 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

Class B Shares

You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1.00% of the fund's average daily net assets. The annual .25% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you may have to pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                   Section 3 How You Can Buy and Sell Shares   9

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Years Since Purchase       0-1       1-2       2-3       3-4       4-5       5-6
CDSC                        5%        4%        4%        3%        2%        1%
--------------------------------------------------------------------------------

Class C Shares

You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily assets. The annual .25% service fee compensates your financial adviser for providing on-going service to you. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an on-going sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

Class R Shares

You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or on-going service or distribution fees. Class R shares have lower on-going expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

Class A Sales Charge Waivers

 .  Nuveen Defined Portfolio or Exchange-Traded Fund reinvestment
 .  Retirement plans
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

Class R Eligibility

 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or

10   Section 3 How You Can Buy and Sell Shares
comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.


How to Buy Shares


Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


Through a Financial Adviser


You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.


By Mail


You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.


Investment Minimums

The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $500 for accounts opened through certain fee-based programs; and $50 through systematic investment plan accounts). Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from


                                 Section 3  How You Can Buy and Sell Shares   11
your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.


Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.


Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.


Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


Special Services


Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an


12   Section 3  How You Can Buy and Sell Shares
adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.


The funds may change or cancel their exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of exchanging you shares.


Fund Direct/SM/


The Fund Direct Program allows you to link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.


Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.



How to Sell Shares


You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.


                                 Section 3  How You Can Buy and Sell Shares   13

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also you should verify your trade confirmations immediately upon receipt.


An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.


Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.


By Telephone


If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


By Mail


You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days.) Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.



Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


14   Section 3  How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes


The fund pays income dividends quarterly and any taxable capital gains once a year in December.


Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.



Foreign Income Tax Considerations

Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce the fund's distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.


Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.


Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.


                                            Section 4  General Information    15

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.


Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.


Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


Distribution and Service Plans


Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Net Asset Value


The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.


16   Section 4  General Information

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.


Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Year 2000


The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occuring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this. Foreign issuers and markets may not be as prepared as their U.S. counterparts to address the year 2000 issue.


                                             Section 4  General Information   17

Section 5 Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the SAI and annual report, which are available upon request.


Nuveen European Value Fund

Class (Inception Date)

                                     Investment Operations                Less Distributions
                              -----------------------------------     --------------------------
                                                     Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                 Net                        Ending
                         Net       Invest-          ment             Invest-                           Net
Year Ended             Asset          ment          Gain                ment    Capital              Asset         Total
June 30,               Value    Income (a)        (Loss)    Total     Income      Gains    Total     Value    Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
  1999                $19.96          $.22         $ .10    $ .32      $(.01)     $  --    $(.01)   $20.17          1.63%
  1998 (c)             20.00           .02          (.14)    (.12)      (.02)        --     (.02)    19.86          (.59)

Class B (5/98)
  1999                 19.87           .04           .13      .17         --         --       --     20.04           .86
  1998 (c)             20.00           .03          (.15)    (.12)       (.01)       --     (.01)    19.87          (.60)

Class C (5/98)
  1999                 19.87           .07           .10      .17         --         --       --     20.04           .86
  1998 (c)             20.00           .01          (.13)    (.12)      (.01)        --     (.01)    19.87          (.60)

Class R (5/98)
  1999                 19.87           .23           .13      .36       (.02)        --     (.02)    20.21          1.86
  1999 (c)             20.00           .03          (.13)    (.10)      (.03)        --     (.03)    19.87          (.52)
========================================================================================================================

Class (Inception Date)
                                Ratios/Supplemental Data
                   ---------------------------------------------------
                                                  Ratio
                                                 of Net
                                Ratio of     Investment
                                Expenses      Income to
                              to Average        Average
                              Net Assets     Net Assets
                    Ending         After          After
                       Net       Credit/        Credit/      Portfolio
Year Ended          Assets    Reimburse-     Reimburse-       Turnover
June 30,             (000)      ment (a)       ment (a)           Rate
----------------------------------------------------------------------
Class A (5/98)
  1999              $3,277          1.55%          1.15%           230%
  1998 (c)             102          1.55*          1.33*             5

Class B (5/98)
  1999               3,130          2.30            .19            230
  1998 (c)             335          2.30*          1.59*             5

Class C (5/98)
  1999                 711          2.30            .35            230
  1998 (c)              42          2.30*           .60*             5

Class R (12/98)
  1999               4,135          1.30           1.20            230
  1998 (c)           3,240          1.30*          1.75*             5
======================================================================


*    Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.


18   Section 4 General Information

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-07619.

                                                            EPR-EV-NA 10-99
1. Long-term and insured long-term portfolios.

Statement of Additional Information

October   , 1999
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN EUROPEAN VALUE FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. In-corporated, or from the Fund by written request to the Fund, c/o Nuveen In-vestor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186 or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Fund. The
Prospectus for the Fund is dated October   , 1999.

Table of Contents                                                         Page
------------------------------------------------------------------------------
General Information                                                        B-2
------------------------------------------------------------------------------
Investment Policies and Restrictions                                       B-2
------------------------------------------------------------------------------
Investment Policies and Techniques                                         B-4
------------------------------------------------------------------------------
Management                                                                B-18
------------------------------------------------------------------------------
Trust Manager and Fund Manager                                            B-23
------------------------------------------------------------------------------
Portfolio Transactions                                                    B-25
------------------------------------------------------------------------------
Net Asset Value                                                           B-26
------------------------------------------------------------------------------
Tax Matters                                                               B-27
------------------------------------------------------------------------------
Performance Information                                                   B-31
------------------------------------------------------------------------------
Additional Information on the Purchase And Redemption of Fund Shares and
 Shareholder Programs                                                     B-36
------------------------------------------------------------------------------
Distribution and Service Plans                                            B-53
------------------------------------------------------------------------------
Independent Public Accountants and Custodian                              B-54
------------------------------------------------------------------------------
Financial Statements                                                      B-54
------------------------------------------------------------------------------
General Trust Information                                                 B-54
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The An-nual Report accompanies this Statement of Additional Information.

                              GENERAL INFORMATION

The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Invest-ment Trust (the "Trust"), an open-end diversified management series investment company. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Prospectus for the Fund. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed- delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by phys-ical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(5) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(6) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(7) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(8) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus for the Fund.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities
The Fund may invest up to 35% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P"), or determined by the portfolio manager to be of comparable quality, and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without lim-itation, the following:

(1) The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situa-tion, the extent of its foreign reserves, the availability of sufficient for-eign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debt-or's policy toward principal international lenders and the political constraints to which it may be subject.

(2) The Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally ne-gotiable. If such certificates of deposit are non-negotiable, they will be con-sidered illiquid securities and be subject to the Fund's 15% restriction on in-vestments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully in-sured.

(3) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "ac-cepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) The Fund may invest in repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repur-chase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the under-lying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no second-ary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the cor-poration (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper rated A-2 or better by S&P, Prime-2 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch, or unrated commercial paper which is, in the opinion of the Fund manager, of comparable quality.

Foreign Investments
Indirect Foreign Investment--Depositary Receipts. The Fund may invest in for-eign securities by purchasing depositary receipts, including American Deposi-tary Receipts ("ADRs"), European Depository Receipts ("EDRs"), or Global De-positary Receipts ("GDRs"), or other securities representing indirect owner-ship interests in the securities of foreign issuers. Generally, ADRs, in reg-istered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denomi-nated in other currencies and are designed for use in European and other mar-kets. For purposes of the Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they rep-resent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign is-suers.

Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Deposi-tary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement rep-resenting the underlying ordinary shares that trade in the issuer's home mar-ket. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Depositary receipts may be available through "sponsored" or "unsponsored" fa-cilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the secu-rity underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facil-ity frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securi-ties.

Direct Foreign Investments. The Fund may invest directly in the securities of foreign issuers. In considering whether to invest in the securities of a for-eign company, the Fund manager considers such factors as the characteristics of the particular company, differences between economic trends, and the per-formance of securities markets within the U.S. and those within other coun-tries. The Fund manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. The Fund also may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Fund may purchase debt obligations of for-eign corporations or financial institutions, such as Yankee bonds (dollar-de-nominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the coun-try) of the issuer).

The Fund's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Fund manager's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Funda-mental economic strength, credit quality and interest rate trends will be the principal factors considered by the Fund manager in determining whether to in-crease or decrease the emphasis placed upon a particular type of security within the Fund.

Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instru-ments. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin require-ments than in the U.S., and (v) lower trading volume and liquidity.

The Fund may invest in Eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Foreign Currency Transactions. The Fund may engage in foreign currency forward contracts, options, and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management pur-poses only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin de-posit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover its futures contracts obligations.

(1) Currency Risks. The exchange rates between the U. S. dollar and foreign currencies depend upon such factors as supply and demand in the currency ex-change markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund will engage in foreign currency ex-change transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency ex-change market or through forward contracts to purchase or sell foreign con-tracts.

(2) Forward Foreign Currency Exchange Contracts. The Fund may enter into for-ward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The Fund manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Fund manager believes will tend to be closely correlated with that currency with regard to price move-ments. Generally, the Fund will not enter into a forward foreign currency ex-change contract with a term longer than one year.

(3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Con-versely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, ei-ther the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency gener-ally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securi-ties denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the curren-cy, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call op-tion to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settle-ment.

(4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to op-tions generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are rel-atively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Al-though the Fund will not purchase or write such options unless and until, in the opinion of the Fund manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any spe-cific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency rela-tive to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no re-lationship to the investment merits of a foreign security. Because foreign cur-rency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under-lying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign curren-cies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quota-tion information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the ex-tent that the U. S. options markets are closed while the markets for the under-lying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

(5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

(6) Special Risks Associated with Foreign Currency Futures Contracts and Re-lated Options. Buyers and sellers of foreign currency futures contacts are sub-ject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its Fund manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying for-eign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures con-tracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures con-tract.

Hedging Strategies

General Description of Hedging Strategies
The Fund may engage in hedging activities. NIAC or Institutional Capital Corpo-ration ("Institutional Capital") may cause the Fund to utilize a variety of fi-nancial instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, gener-ally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instru-ments is subject to applicable regulations of the Securities and Exchange Com-mission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is out-standing, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options
The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of Institutional Capital to correctly predict movements in the direction of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the under-lying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned se-curities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with re-spect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options, or purchases puts that are subject to the loss de-ferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected de-clines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and under-lying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transac-tion costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would pre-sumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strat-egies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securi-ties or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's se-curities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon ex-ercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a par-tial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on Institutional Capital's ability to correctly predict the movement in prices of Futures Con-tracts and the underlying instruments, which may prove to be incorrect. In ad-dition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts."

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such se-curities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Other Investment Policies and Techniques

Delayed-Delivery Transactions
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and pay-ment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by the Fund to the issuer and no in-terest is accrued on debt securities or dividend income is earned on equity se-curities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely af-fected by purchases of securities in delayed-delivery transactions.

The Fund will maintain in a segregated account cash, U.S. government securi-ties, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if nec-essary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities held in the segregated account de-scribed above, sale of other securities, or, although it would not normally ex-pect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obliga-tion).

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repur-chase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has dele-gated to Institutional Capital the day-to-day determination of the illiquidity of any equity or taxable fixed-income security, although it has retained over-sight and ultimate responsibility for such determinations. Although no defini-tive liquidity criteria are used, the Board of Trustees has directed Institu-tional Capital and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instru-ments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed ad-visable, if any, to protect liquidity.

Short Sales Against the Box
When Institutional Capital believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box in-volves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will limit its transactions in short sales against the box to 5% of its net assets. In addition, the Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, the Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the fol-lowing July. Thereafter, if the price of the stock declines to $45, it will re-alize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. The Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not neces-sarily parallel the prices of the underlying securities.

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover

The Fund anticipates that its annual portfolio turnover rate will be between 100% and 150% under normal market conditions, and generally will not exceed 200%. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and five of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

--------------------------------------------------------------------------------
                          Date of     Position and        Principal Occupations
     Name and Address      Birth   Offices with Trust    During Past Five Years
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger* 3/28/49 President and Trustee Chairman (since July
 333 West Wacker Drive                                  1996) and Director,
 Chicago, IL 60606                                      formerly Executive Vice
                                                        President, of The John
                                                        Nuveen Company (from
                                                        March 1992 to July 1996)
                                                        and of John Nuveen & Co.
                                                        Incorporated; Director
                                                        and Chairman (since July
                                                        1996), formerly
                                                        Executive Vice President
                                                        (from May 1994 to July
                                                        1996) of Nuveen
                                                        Institutional Advisory
                                                        Corp and Nuveen Advisory
                                                        Corp.; Chairman and
                                                        Director (since January
                                                        1997) of Nuveen Asset
                                                        Management, Inc.;
                                                        Director (since 1996) of
                                                        Institutional Capital
                                                        Corporation; Chairman
                                                        and Director of
                                                        Rittenhouse Financial
                                                        Services Inc. (since
                                                        1999).

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            Date of     Position and       Principal Occupations
      Name and Address       Birth   Offices with Trust   During Past Five Years
---------------------------------------------------------------------------------
 Robert H. Lyon*              3/5/50 Trustee             President and a Director
 225 West Wacker Drive                                   of the ICAP Funds, Inc.
 Chicago, IL 60606                                       (since its inception in
                                                         December 1994);
                                                         President, Chief
                                                         Investment Officer, and
                                                         a Director of
                                                         Institutional Capital.

---------------------------------------------------------------------------------
 James E. Bacon              2/27/31 Trustee             Business consultant;
 114 W. 47th St.                                         retired.
 New York, NY 10036

---------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee             President, The Hall-
 115 Third Street, S.E.                                  Perrine Foundation, a
 Cedar Rapids, IA 52401                                  private philanthropic
                                                         corporation (since
                                                         1996); formerly
                                                         President and Chief
                                                         Operating Officer, SCI
                                                         Financial Group, Inc., a
                                                         regional financial
                                                         services firm.

---------------------------------------------------------------------------------
 William L. Kissick          7/29/32 Trustee             Professor, School of
 University of Pennsylvania                              Medicine and the Wharton
 224 NEB/2L                                              School of Management and
 Philadelphia, PA 19104                                  Chairman, Leonard Davis
                                                         Institute of Health
                                                         Economics, University of
                                                         Pennsylvania.

---------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31 Trustee             Retired, previously Vice
 412 W. Franklin                                         President in charge of
 Wheaton, IL 60187                                       Municipal Underwriting
                                                         and Dealer Sales at The
                                                         Northern Trust Company.

---------------------------------------------------------------------------------
 Sheila W. Wellington        2/24/32 Trustee             President (since 1993)
 250 Park Avenue                                         of Catalyst (a not-for-
 New York, NY 10003                                      profit organization
                                                         focusing on women's
                                                         leadership development
                                                         in business and the
                                                         professions).

---------------------------------------------------------------------------------
 Alan G. Berkshire          12/28/60 Vice President and  Vice President and
 333 West Wacker Drive               Assistant Secretary General Counsel (since
 Chicago, IL 60606                                       September 1997) and
                                                         Secretary (since May
                                                         1998) of The John Nuveen
                                                         Company, John Nuveen &
                                                         Co. Incorporated, Nuveen
                                                         Advisory Corp. and
                                                         Nuveen Institutional
                                                         Advisory Corp., prior
                                                         thereto, Partner in the
                                                         law firm of Kirkland &
                                                         Ellis.

---------------------------------------------------------------------------------
 Peter H. D'Arrigo          11/28/67 Vice President      Vice President of John
 333 West Wacker Drive               and Treasurer       Nuveen & Co.
 Chicago, IL 60606                                       Incorporated; (January
                                                         1999), prior thereto,
                                                         Assistant Vice President
                                                         (January 1997);
                                                         formerly, Associate of
                                                         John Nuveen & Co.
                                                         Incorporated; Chartered
                                                         Financial Analyst.

---------------------------------------------------------------------------------
 Michael S. Davern           6/26/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                                   Advisory Corp. (since
 Chicago, IL 60606                                       January 1997); prior
                                                         thereto, Vice President
                                                         and Portfolio Manager
                                                         (since September 1991)
                                                         of Flagship Financial.

---------------------------------------------------------------------------------
 Lorna C. Ferguson          10/24/45 Vice President      Vice President of John
 333 West Wacker Drive                                   Nuveen & Co.
 Chicago, IL 60606                                       Incorporated; Vice
                                                         President (since January
                                                         1998) of Nuveen Advisory
                                                         Corp. and Nuveen
                                                         Institutional Advisory
                                                         Corp.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of    Position and        Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 William M. Fitzgerald    3/2/64 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. (since
 Chicago, IL 60606                                   December 1995); Assistant
                                                     Vice President of Nuveen
                                                     Advisory Corp. (from
                                                     September 1992 to December
                                                     1995), prior thereto
                                                     Assistant Portfolio
                                                     Manager of Nuveen Advisory
                                                     Corp.
-------------------------------------------------------------------------------
 J. Thomas Futrell        7/5/55 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.; Chartered
 Chicago, IL 60606                                   Financial Analyst.
-------------------------------------------------------------------------------
 Stephen D. Foy          5/31/54 Vice President and  Vice President of John
 333 West Wacker Drive           Controller          Nuveen & Co. Incorporated.
 Chicago, IL 60606

-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago IL 60606                                    Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial.

-------------------------------------------------------------------------------
 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago IL 60606

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of John
                                                     Nuveen & Co. Incorporated;
                                                     Vice President (since May
                                                     1993) and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary of
                                                     Nuveen Asset Management,
                                                     Inc.; Assistant Secretary
                                                     of The John Nuveen
                                                     Company.

-------------------------------------------------------------------------------
 Edward F. Neild, IV      7/7/65 Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Stephen S. Peterson     9/20/57 Vice President      Vice President (since
 333 West Wacker Drive                               September 1997 of Nuveen
 Chicago IL 60606                                    Advisory Corp.),
                                                     previously Assistant Vice
                                                     President (since September
                                                     1996 of Nuveen Advisory
                                                     Corp.), Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

-------------------------------------------------------------------------------
 Stuart W. Rogers         5/1/56 Vice President      Vice President of John
 333 West Wacker Drive                               Nuveen & Co. Incorporated.
 Chicago, IL 60606

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Date of    Position and        Principal Occupations
   Name and Address     Birth  Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------
 William S. Swanson    7/20/65 Vice President     Vice President of John Nuveen
 333 West Wacker Drive                            & Co. Incorporated (since
 Chicago, IL 60606                                October 1997), prior thereto,
                                                  Assistant Vice President
                                                  (since September 1996);
                                                  formerly Associate of John
                                                  Nuveen & Co. Incorporated;
                                                  Chartered Financial Analyst.

-------------------------------------------------------------------------------

 Gifford R. Zimmerman   9/9/56 Vice President and Vice President, Assistant
 333 West Wacker Drive         Secretary          Secretary and Associate
 Chicago, IL 60606                                General Counsel, previously
                                                  Assistant General Counsel of
                                                  John Nuveen & Co.
                                                  Incorporated; Vice President
                                                  (since May 1993) and
                                                  Secretary (since July 1999)
                                                  of Nuveen Advisory Corp.and
                                                  Nuveen Institutional Advisory
                                                  Corp.; Assistant Secretary
                                                  (since May 1994) of The John
                                                  Nuveen Company; Chartered
                                                  Financial Analyst.

--------------------------------------------------------------------------------

Thomas E. Leafstrand and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust (other than Mr. Lyon) are trustees of eleven open-end and closed-end funds advised by NIAC. Mr. Lyon is also a director of Institu-tional Capital and ICAP Funds, Inc. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 92 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Fund to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended June 30, 1999. The Trust has no retirement or pension plans. The of-ficers and trustees affiliate with Nuveen serve without any compensation from the Trust.

                                                 Estimated    Total Compensation
                                                 Aggregate    From Fund and Fund
                                                Compensation       Complex
        Name of Trustee                        from the Fund* Paid to Trustees**
        ---------------                        -------------- ------------------
        James E. Bacon........................      $              $
        William L. Kissick....................
        Thomas E. Leafstrand..................
        Sheila W. Wellington..................
                                                    ----           --------
          Total...............................      $              $
                                                    ====           ========

* The compensation paid by the Fund to independent trustees for the most re-cent fiscal year is a pro rata portion of the total compensation paid by the Fund and the Fund Complex to the independent trustees based upon the rela-tive net asset value of the Fund as compared to the Fund Complex.

** Based on the compensation paid to the independent trustees for the twelve months ended June 30, 1999 for services to ten open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or Institutional Capital receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for atten-dance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retain-er, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compen-sated by NIAC or Nuveen.

As of           , 1999, NIAC was considered to control the Fund because it
owned   % of the outstanding voting securities of the Fund. NIAC will be deemed to control the Fund so long as it owns more than 25% of the Fund's voting secu-rities.

As of           , 1999, the officers and directors of the Fund, in the aggre-
gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as
of           , 1999, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen European Value Fund
 Class R Shares................ Nuveen Institutional Advisory Corp.
                                Attn: Joy Tyburk
                                333 W. Wacker Dr. Floor 33
                                Chicago, IL 60606-1220
                                American Express Finl. Adv. Inc.
                                T4/645- Commission Accounting
                                IDS Tower 10
                                Minneapolis, MN 55402-2100
 Class A Shares................ Merrill Lynch, Pierce, Fenner & Smith
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                Douglas D. Brendle
                                P.O. Box 5008
                                Winston-Salem, NC 27113-5008

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class B Shares................ Merrill Lynch, Pierce, Fenner & Smith
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                Rathman Family Trust
                                Thomas D. Rathman
                                6 Cadic Circle
                                Redwood City, CA 94065
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                         TRUST MANAGER AND FUND MANAGER

Trust Manager
Nuveen Institutional Advisory Corp. ("NIAC") acts as the manager of the Trust, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Fund, NIAC has entered into a Sub-Advisory Agreement with Institutional Capital under which Institutional Capital, subject to NIAC's supervision, manages the Fund's investment portfo-lio. NIAC is also responsible for managing the Fund's business affairs and pro-viding day-to-day administrative services to the Fund. For additional informa-tion regarding the management services performed by NIAC and Institutional Cap-ital, see "Who Manages the Fund" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfo-lios, registered unit investment trusts, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have in-vested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a sub-sidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus un-der "Management Fees." In addition, NIAC has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund through July 31, 2000 to prevent total expenses (excluding any distribution or service fees and extraordinary expenses) on an annualized basis from exceeding 1.30% of the average daily net asset value of each class of shares. Accordingly, for the pe-riod from inception (May 29, 1998) through the fiscal year ended June 30, 1998, the Fund paid management fees net of expense reimburse-ments of $0. In addition, for the period July 1, 1998 through June 30,1999 the
Fund paid management fees net of expense reimburses of $   . During these peri-
ods, NIAC waived fees and reimbursed expenses of $34,256 and $    to the Fund.
In addition to the management fee, the Fund also pays its portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to its net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser (Fund Manager)

Institutional Capital Corporation ("Institutional Capital") was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for the Fund, Institutional Capital is compensated by NIAC for its investment advisory services with respect to all or a portion of the Fund's assets. Under a Sub-Advisory Agreement with NIAC, Institutional Capital manages the investment portfolio of the Fund. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all Institutional Capital investment professionals contributing. Institutional Capital currently maintains a staff of 12 investment profession-als. Each of the investment officers and other professionals of Institutional Capital has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative re-search, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held each business day and attended by all professionals. These meetings also provide for the on-going review of Institutional Capital's investment positions. Pertinent infor-mation from outside sources is shared and incorporated into the investment out-look. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommenda-tions are presented to the committee for decisions.

Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment prod-ucts for which it serves as the portfolio manager, according to the following base schedule:

      Assets of All the Nuveen-Sponsored
      Investment Products Managed by ICAP               Portfolio Management Fee
      -----------------------------------               ------------------------
      For the first $500 million.......................        .35 of 1%
      For the next $500 million........................        .30 of 1%
      For assets over $1 billion.......................        .25 of 1%

In addition, NIAC has agreed to pay Institutional Capital a supplemental man-agement fee until assets in the aggregate in this fund and another European fund subadvised by Institutional Capital reach $50 million. When this level is reached, the aggregate amount of the supplemental fee paid by NIAC will be credited back to NIAC through a temporary reduction in fees.

With regard to Fund assets subject to the Sub-Advisory Agreement, Institutional Capital provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/dealers who execute the portfolio transactions. Institutional Capital also serves as investment ad-viser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. As of December 31, 1997, Institu-tional Capital had approximately $12 billion under management. Mr. Robert H. Lyon, President of Institutional Capital, owns shares representing 51% of the voting rights of Institutional Capital. For the period from the Fund's in-ception (May 29, 1998) to the fiscal year ended June 30, 1998, NIAC paid
$1,137 to ICAP for its services to the Fund. For the period from July 1, 1998
through June 30, 1999, NIAC paid ICAP for its services to the Fund $    .

                            PORTFOLIO TRANSACTIONS

Institutional Capital is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the ne-gotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Institutional Capital to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the over-all quality of brokerage and research services provided to the respective ad-viser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transac-tions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-deal-ers and in negotiating commissions, the portfolio manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, Institutional Capital considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliabil-ity of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Institu-tional Capital determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Institutional Capital or the Fund. Insti-tutional Capital believes that the research information received in this man-ner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Fund unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to Institutional Capital under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or Institu-tional Capital of research services.

Institutional Capital places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Fund ef-fects its securities transactions may be used by

Institutional Capital in servicing all of its accounts; not all of such serv-ices may be used by Institutional Capital in connection with the Fund. Institu-tional Capital believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. How-ever, Institutional Capital believes such costs to the Fund will not be dispro-portionate to the benefits received by the Fund on a continuing basis. Institu-tional Capital seeks to allocate portfolio transactions equitably whenever con-current decisions are made to purchase or sell securities by the Fund and an-other advisory account. In some cases, this procedure could have an adverse ef-fect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Institutional Capital are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. For the period from inception (May 29, 1998) through the fiscal year ended June 30, 1998 and from July 1, 1998 through June 30, 1999, the Fund paid $1,098 and $ , respectively, in brokerage commissions. During the fiscal years ended June 30, 1998 and June 30, 1999, the Fund paid $609 and $ , re-spectively, to brokers as commissions in return for research services and the aggregate amount of those transactions per Fund on which such commissions were paid was $1,683,405 and $ , respectively.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of the Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet col-lected, less all liabilities, and dividing by the total number of shares out-standing. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Securities for which quota-tions are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and gen-eral market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt se-curities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a particular securi-ty, all valuations are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the ad-vice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectus, the Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treat-ment as a regulated investment company. In order to qualify as a regulated in-vestment company, the Fund (i) must elect to be treated as a regulated invest-ment company and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its as-sets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securi-ties of such issuer, and (ii) not more than 25% of the value of the Fund's to-tal assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capi-tal gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addi-tion, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment com-panies." The Fund intends to make timely distributions in compliance with these requirements and conse-quently it is anticipated that they generally will not be required to pay the excise tax. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable in-come, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains,
(i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax pur-poses, the tax basis of shares owned by a shareholder of the Fund will be in-creased by an amount equal to the difference between the amount of such includ-ible gains and the tax deemed paid by such shareholder in respect of such shares. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-ex-empt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If the Fund engages in hedging transactions involving financial futures and op-tions, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in the Fund, the impact of dividends or distribu-tions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of the Fund, distributions from the Fund, other than dis-tributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for Federal in-come tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's cur-rent and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in ad-ditional shares of the Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corpora-tions at the rates applicable to ordinary income. The Internal Revenue Service Restructuring and Reform Act for 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is generally subject to a max-imum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding pe-riod for the asset is more than one year, and is short-term if the holding pe-riod for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of the Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the tax-able year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distri-butions received from the Fund.

All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemp-tion or exchange of such shares within 90 days after their purchase to the ex-tent shares of the Fund or another fund are subsequently acquired without pay-ment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment or exchange privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subse-quently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends re-ceived with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend in-come for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certi-fications, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding taxes on ordinary income dividends (and, in certain cases, capital gains dividends) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain Equity Se-curities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% div-idends received deduction. These limitations include a requirement that stock (and therefore Shares of the Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. More-over, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received de-duction have been introduced. To the extent dividends received by the Fund are attributable to foreign corporations, a corporate shareholder will not be enti-tled to the dividends received deduction with respect to its share of such for-eign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are at-tributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

Foreign currency gains and losses realized by the Fund in connection with cer-tain transactions that involve foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. For example, if the Fund sold a foreign stock or bond and part of the gain or loss on the sale was at-tributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in higher net ordinary income, the dividends paid by the Fund will be increased; if such transactions result in lower net ordinary in-come, a portion of dividends paid could be classified as a return of capital.

The Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Internal Revenue Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's total assets at the close of its taxable year must consist of stock or other securities in foreign corpora-tions, and the Fund must meet certain other requirements.

If the Fund makes this election, it may not take any foreign tax credit and may not take a deduction for foreign taxes paid. However, the Fund is allowed to include the amount of foreign taxes paid in a taxable year in its dividends paid deduction. Each shareholder would then include in his gross income, and treat as paid by him, his proportionate share of the foreign taxes paid by the Fund.

If the U.S. government were to impose any restrictions, through taxation or other means, on foreign investments by U.S. investors such as those to be made through the Fund, the Board of Trustees of the Fund will promptly review the policies of the Fund to determine whether significant changes in its invest-ments are appropriate.

                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total re-turn or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:



                            Yield=2[(a-b +1)/6/ -1]
                                      cd


In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

                                                       As of June 30, 1999
                                                 -------------------------------
                                                              Yield
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
      Nuveen European Value Fund................

The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net as-set value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribu-tion rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and be-cause it may not include the effect of amortization of bond premiums to the ex-tent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Fund, and assuming the imposition of the maximum sales charge for Class A Shares of 5.75%, were as follows:

                                                        As of June 30
                                             ---------------------------------
                                                     Distribution Rates
                                             ---------------------------------
      Nuveen European Value Fund............

The Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e., the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Converse-ly, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

  The formula for beta is given by:

    Beta = S A * B / C

  where


    A = (Xi - X), i=1,..., N
    B = (Yi - Y), i=1,..., N
    C = S (Xi - X)/2/, i=1,..., N
    Xi = Security Return in period i
    Yi = Market Return in period i
    X = Average of all observations Xi
    Y = Average of all observations Yi
    N = Number of observations in the measurement period

The beta for the Fund on June 30, 1998 and 1999 was .800 and , respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was cal-culated based on the S&P 500 Index.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average an-nual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For ex-ample, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by ad-justing each investment's total return to account for the risk level of the in-vestment.

The risk level for a class of shares of the Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that the Fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, oper-ating expenses and investment management. Any additional fees charged by a se-curities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset val-ue, which may be more or less than original cost.

In reports and other communications to shareholders or in advertising and sales literature, the Fund may also present economic statistics obtained from govern-mental agencies or industry or financial publications comparing Europe or coun-tries participating in European Monetary Union to the U.S. Addition-ally, the Fund may discuss certain economic and financial trends existing in Europe in order to illustrate the general investment opportunities there. The Fund may present historical performance of certain European countries, as re-ported by Morgan Stanley Capital International, or other independent data prov-iders, as a way to show the opportunities provided by European countries. The Fund may also show the historical performance of certain European equity market indicies to compare against other international equity market indices and to show how maintaining investments in both European stocks and U.S. stocks may moderate risk. This data is obtained from independent services such as Morgan Stanley Capital International and Ibbotson Associates, Inc.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P
500 Index or other unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quo-tation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

The Fund commenced operations on May 29, 1998. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable Contingent Deferred Sales Charge ("CDSC").

                               Nuveen European Value Fund
        ------------------------------------------------------------------------
                                                Average Annual Total
                                                       Return        Cumulative
                                                -------------------- -----------
                                                           5/29/98     5/29/98
                                                6/30/98- (inception) (inception)
                                                6/30/99    6/30/98     6/30/99
                                                -------- ----------- -----------
        Class ANAV.............................                            %
        Class APOP.............................                            %
        Class B+...............................                            %
        Class C+...............................                            %
        Class R................................                            %

--------

 +The total return figures for Class B shares take into account a 4.00% CDSC.


    ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND
                              SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and prefer-ences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administra-tion expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the dif-ferences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Initial and Subsequent Purchases of Shares

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen Investor Services toll-free at 800-257-8787. You may pay for your purchase by Federal Reserve draft or by check made payable to "Nuveen European Value Fund, Class [A], [B], [C], [R]," delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subse-quent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "Nuveen European Value Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-257-8787.

Purchase Price
The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements
The minimum initial investment is $3,000 per fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

Systematic Investment Programs

The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

Systematic Investment Plan

Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an ap-plication form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

Payroll Direct Deposit Plan

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on June 30, 1999 of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

        Net Asset Value per share.......................................  $
        Per Share Sales Charge--5.75% of public offering price (6.09% of net asset value per share).....................................
        Per Share Offering Price to the Public..........................  $
        Shares Outstanding (June 30, 1999)..............................

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Au-thorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your invest-ment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Port-folio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distribu-tions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month pe-riod equal or exceed the amount specified in your Letter of Intent, the Class
A Shares held in escrow will be transferred to your account. If the total pur-chases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroac-tively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total pur-chases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the re-quired payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate doc-umentation that the redemption occurred not more than one year prior to the re-investment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in re-spect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  .  investors purchasing $1,000,000 or more;

  .  officer, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen or Institutional Capital, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent de-ferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your finan-cial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility

Class R Shares are available for purchases of $2.5 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen or Institutional Capital, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial adviser an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's service fee of .25%. See "Distribution and Serv-ice Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemp-tions within years two and three, and declining by 1% each year thereafter un-til disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C
Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calcu-lated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining dura-tion of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a cer-tain minimum balance or that the applicable board has determined may have ma-terial adverse consequences to the shareholders of the Fund.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic with-drawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemptions to satisfy required min-imum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA ac-counts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offer-ing price. If, however, a sales charge has previously been paid on the invest-ment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All shares may be exchanged for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehi-cle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit exces-sive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any cap-ital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund Direct SM
You can use Fund Direct to link your fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through a Sys-tematic Investment Plan, and sending dividends, distributions, redemption pay-ments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Serv-ices at 800-257-8787 for more information.

Fund Direct privileges may be requested via an application you obtain by call-ing 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer repre-sentative of record unless and until Nuveen Investor Services receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call Nuveen Investor Services at 800-257-8787. The purchase payment will be debited from your bank account.

Redemption

You may redeem shares by sending a written request for redemption directly to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next de-termined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

Telephone and Electronic Redemptions
If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form and that are worth $50,000 or less by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make tele-phone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received af-ter 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. east-ern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption proce-dures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone repre-sentative or Fund Direct redemption requests by calling Nuveen Investor Serv-ices at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemp-tions will normally be wired on the second business day following the redemp-tion, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day re-demption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the sec-ond or third business day after the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Ap-plication Form or the Fund Direct application form and return it to Nuveen In-vestor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writ-ing the Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Federal Re-serve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an ap-proved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the re-demption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone re-demption procedures may be modified or terminated at any time, on 30 days' no-tice, by the Fund. The Fund, Chase Global Funds Services Company, the Fund's shareholder services agent ("Chase Global") and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan.
If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Applica-tion Form or by calling Nuveen toll-free at 800-257-8787.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Sim-ilarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvan-tageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emer-gency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund sharehold-ers.

Involuntary Redemption
The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your in-vestment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum. So long as the Fund continues to offer shares at net asset value to holders of Nuveen Defined Portfolios who are in-vesting their Nuveen Defined Portfolios distributions, no minimum total invest-ment will be established for those investors.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund voluntarily has committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educa-tional programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reim-burse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Au-thorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after it is accepted by an autho-rized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Ex-change will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both Fund calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market Fund may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market Fund observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans' Day.

In addition, you may exchange Class R Shares of the Fund for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Fund's transfer agent. No share certifi-cates will be issued for fractional shares.

For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by Chase Global, the Fund's shareholder services agent. Share certifi-cates will be issued to you only upon written request to Nuveen Investor Serv-ices, and no certificates will be issued for fractional shares. The Fund re-serves the right to reject any purchase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be re-quired to enter into a separate agreement with another agent for these serv-ices for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commis-sions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for the Fund for the fiscal years ended June 30, 1998 and June 30, 1999. All figures are to the nearest thousand.

                                                              Amount of
                          Amount of                           Compensation on
                          Underwriting      Amount Retained   Redemptions and
                          Commissions       by Nuveen         Repurchases
                          ----------------- ----------------- -----------------
                          5/29/98- 6/30/98- 5/29/98- 6/30/98- 5/29/98- 6/30/98-
                          6/30/98  6/30/99  6/30/98  6/30/99  6/30/98  6/30/99
Nuveen European Value
 Fund....................    $2      $--      $--      $--      $--      $--

                         DISTRIBUTION AND SERVICE PLANS

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

For the period from June 30, 1998 to the fiscal year ended June 30, 1999, the Fund paid 12b-1 fees pursuant to its 12b-1 Plan in the amounts set forth in the table below. For this period, all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. All 12b-1 distribution and service fees on Class B and Class C Shares were retained by the Distributor as compen-sation for commissions advanced to Authorized Dealers.

                                                                 12b-1 Fees
                                                                 Paid by
                                                                 the Fund from
                                                                 6/30/98-6/30/99
                                                                 ---------------
Nuveen European Value Fund
  Class A.......................................................       $
  Class B.......................................................       $
  Class C.......................................................       $
                                                                       ---
    Total.......................................................       $

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding vot-ing securities of such class. The Plan may be renewed from year to year if ap-proved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance con-clude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-inter-ested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund ac-counting and portfolio accounting services.

                              FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The An-nual Report accompanies this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Trust is an open-end diversified manage-ment investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trust-ees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Fund," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to

                      APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Stan-dard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as pub-lished by S&P) follows:

                                Long Term Debt

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a par-ticular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A
     Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3
     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1' for the highest quality obligations to "D' for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1.'

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 Long Term Debt

Aaa
     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
     Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unreliable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)
     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note:
     Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           Municipal Short-Term Loans

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on Fund employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Duff & Phelps, Inc.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 Long Term Debt

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the defini-tion of investment grade securities, as defined by bank and insurance supervi-sory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

RATING SCALE  DEFINITION
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+ AA AA-    High credit quality. Protection factors are strong. Risk is mod-
              est, but may vary slightly from time to time because of economic conditions.

--------------------------------------------------------------------------------

A+            Protection factors are average but adequate. However, risk factors
AA            are more variable and greater in periods of economic stress.
AA-

--------------------------------------------------------------------------------

BBB+          Below average protection factors but still considered sufficient
BBB           for prudent investment. Considerable variability in risk during
BBB-          economic cycles.

--------------------------------------------------------------------------------

B+            Below investment grade but deemed likely to meet obligations when
B             due. Present or prospective financial protection factors fluctuate
B-            according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

--------------------------------------------------------------------------------
CCC Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

              Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

--------------------------------------------------------------------------------

DD Defaulted debt obligations. Issuer failed to meet scheduled prin-cipal and/or interest payments.

--------------------------------------------------------------------------------

DP
              Preferred stock with dividend arrearages.

--------------------------------------------------------------------------------

                            SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturi-ties of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of Fund including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term Fund on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, specif-ically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regu-lators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

RATING SCALE  DEFINITION

              HIGH GRADE

D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of Fund, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

              GOOD GRADE

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

              SATISFACTORY GRADE

D-3
              Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

              NON-INVESTMENT GRADE

D-4
              Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

              DEFAULT

D-5
              Issuer failed to meet scheduled principal and/or interest pay-ments.

Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 Long Term Debt

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not sig-nificantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A
            Bonds considered to be investment grade and of high credit quali-ty. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
            Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic condi-tions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely pay-ment. The likelihood that the ratings of these bonds will fall be-low investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay in-terest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not rem-edied, may lead to default. The ability to meet obligations re-quires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C           Bonds are in imminent default in payment of interest or principal.

DDD, DD     Bonds are in default on interest and/or principal payments. Such
AND D       bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD' represents the highest potential for recov-ery of these bonds, and "D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commer-cial paper, certificates of deposit, medium-term notes, and municipal and in-vestment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than is-sues rated "F-1+'.

F-2 Good Credit Quality Issues assigned this rating have a satisfac-tory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3 Fair Credit Quality Issues assigned this rating have characteris-tics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these se-curities to be rated below investment grade.

                                                                   EAI-EUR 10-99

                                                   June 30, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds



Extraordinary Talent. Masterful Performance.

                          Nuveen European Value Fund



                                         For investors seeking

                                         long-term growth potential and

                                         international diversification.
[PICTURE APPEARS HERE]








 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

   Contents
 1 Dear Shareholder
 3 From the Portfolio Manager's Perspective
 6 Fund Spotlight
 7 Portfolio of Investments
 8 Statement of Net Assets
 9 Statement of Operations
 9 Statement of Changes in Net Assets
10 Notes to Financial Statements
14 Financial Highlights
15 Report of Independent Public
   Accountants
16 Building a Better Portfolio
17 Fund Information

DEAR
Shareholder


At this writing, we're more than halfway through 1999. The much-talked-about millennium (Y2K) looms, which really puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.)

We think about all the things we thought we would have accomplished before 1999 became 2000. Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. Testing should be completed by the end of September.

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to help our industry make a smooth transition into the year 2000. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     With our systems in place and ready to handle Y2K, we look forward to helping you achieve your financial goals in the new millennium.

Your Fund's Fiscal Year. I want to briefly report on the economic environment in which your investment in Nuveen European Value Fund performed. Read on for an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during its fiscal year, July 1, 1998, through June 30, 1999.

   Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates, and unemployment levels that remain among the lowest in three decades.

[PICTURE OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."

                                                           ANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                             resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."


   Concerns, however, about the pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve moved to raise the federal funds rate by a quarter-point -- to 5.0% -- at the end of June. The upward adjustment to this rate, which represents the amount banks charge one another on overnight loans, marks the first increase since March 1997 and stands in sharp contrast to the three reductions made last fall.

   Despite the minimal increase and the Fed's announcement that it would shift to a neutral bias concerning future interest rate action, uncertainty about the board's next move -- which was not diminished by Chairman Greenspan's Congressional testimony in late July -- continues.

   The European markets had a difficult time last summer, as financial turmoil in Asia and Russia affected economies around the world. However, the difficulties were short-lived and the Morgan Stanley Capital International
(MSCI) Europe Index was flat for the 12-month period, posting only a 0.054% loss.

   We feel there have been several economic developments in Europe that have created investment opportunities for investors, including:

   . lower interest rates     . the privatization of some of Europe's businesses

   . corporate restructuring  . the continued development of Eastern Europe

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from our Web site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
August 16, 1999

ANNUAL REPORT  page 2

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------


In its inaugural fiscal year, Nuveen European Value Fund faced a European market that was overcoming Asian and Russian financial turmoil, economies that were managing the advent of the European Monetary Union (EMU), as well as a market in which growth stocks continued to outperform value stocks. These factors made the fund's relative success even sweeter. Brandon Thomas, director of equity funds at Nuveen, spoke with Rob Lyon, president and chief investment officer of Institutional Capital Corporation (ICAP), Nuveen's Premier Adviser/sm/ for value investing and the subadviser of the fund, about strategies ICAP used in managing the fund during its fiscal year ended June 30, 1999.

BRANDON The fund is ranked in the top 12% of the Lipper European Fund Index/1/ for the one-year period ended June 30, 1999. Nuveen European Value Fund had a positive average annual total return of 1.63% versus the Lipper index 1.89% loss, which must please your investment team.

To what do you attribute this performance?

ROB We're happy to have come out of the gate with relative strong performance. The fund also outperformed the Lipper index for the year-to-date period and since inception./1/ From the beginning of 1999 to June 30, 1999, the fund returned 4.51% versus the index, which returned 0.71%. Since the fund's inception May 29, 1998, the fund returned 0.95% versus the Lipper index's loss of 1.49%.

[PIE CHART APPEARS HERE]

Equity Diversification

Financials........................  22.4%
Consumer Cyclicals................  19.0%
Basic Materials...................  13.2%
Communications....................  13.2%
Consumer Staples..................   9.5%
Technology........................   5.7%
Health Care.......................   5.4%
Transportation....................   4.5%
Capital Goods.....................   4.5%
Energy............................   2.6%

Portfolio composition is as of 6/30/99 and is subject to change. Composition is based on the fund's U.S. stocks and American Depositary Receipts.

    We attribute much of the fund's strength to our disciplined value-investing approach and to the return of value stocks. Our stock selection process identifies stocks of established, well-known European companies offering exceptional relative value and attractive price appreciation potential. We use proprietary quantitative valuation models to determine which of these stocks appears to be undervalued in today's market. Additionally, we look for a catalyst that could be the key to unlocking hidden value and trigger price appreciation. The catalyst may be as simple as an anticipated change in management or as complex as a fundamentally improved industry outlook.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. They have been chosen by Nuveen for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for value investing, Institutional Capital Corporation, is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is the key investment strategy for Nuveen European Value Fund.

/1/ The Lipper Peer Group returns reflect the performance of the Lipper European Fund Index, a managed index that represents the average returns of the 30 largest funds in the Lipper European Fund Category. The returns assume reinvestment of dividends but do not include any initial or ongoing expenses.

     Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended June 30, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.



                                                           ANNUAL REPORT  page 3

BRANDON  What sorts of companies did you add to the portfolio during the year?

ROB Much like in Nuveen's domestically focused equity portfolios, our strategy focused on corporate restructurings. Philips Electronics N.V., one of the fund's largest holdings, is performing well as its cost-cutting initiatives and divestitures continued to create a more focused corporate strategy. Many people don't realize that Philips is one of the world's leading semiconductor manufacturers and is the No. 1 producer of light bulbs. And as part of its strategy to refocus on its core consumer electronics business, the company sold its Polygram Records division to Seagram for $12 billion and is now using the proceeds to buy back its own stock. That's just one example of what's going right in the Netherlands-based company.

    Other strong performers included BOC Group plc and UPM-Kymmene Corp. BOC, an industrial gas company based in the United Kingdom, is witnessing a structural change in the demand for its products from basic manufacturing applications toward electronic technologies. BOC, along with UPM-Kymmene, a Finnish forest products company, performed well due in part to the worldwide recovery of value-oriented stocks.



BRANDON In the past few years, growth stocks, which generally have higher earnings growth rates than value stocks, have been among the market's best performers, as the economy has grown modestly and investors sought out companies with consistent earnings. In fact, growth stocks have outperformed value stocks in each of the past five years, through 1998.

    But, during the first part of 1999, as you've mentioned, we've seen value stocks make a comeback. To what do you attribute the change?

ROB It's not unusual to see the comeback given the economic conditions that have surfaced. Since October 1998, there have been more than 100 interest rate cuts made by foreign central banks. That has resulted in stronger industrial production throughout the world, which is likely to lead to more positive earnings for many companies. With more companies participating in an accelerating economy, investor confidence is shifting, and value stocks, as well as emerging market issues, are once again attractive to investors.


Top Ten Stock Holdings

  Daimler-Chrysler AG...............................   6.1%
-------------------------------------------------------------
  Philips Electronics N.V...........................   5.7%
-------------------------------------------------------------
  Hoechst AG Sponsored ADR..........................   5.4%
-------------------------------------------------------------
  Diageo plc Sponsored ADR..........................   5.0%
-------------------------------------------------------------
  Bank Austria AG Sponsored ADR.....................   4.7%
-------------------------------------------------------------
  Vivendi Sponsored ADR.............................   4.6%
-------------------------------------------------------------
  Royal & Sun Alliance Insurance Group plc ADR......   4.6%
-------------------------------------------------------------
  ING Groep NV Sponsored ADR........................   4.5%
-------------------------------------------------------------
  Compagnie Financiere Richemont AG Sponsored ADR...   4.5%
-------------------------------------------------------------
  Granada Group plc.................................   4.5%
-------------------------------------------------------------



The companies listed represent their respective percentage of total stock holdings as of 6/30/99. Over time, the fund's holdings and their percentages will vary.

ANNUAL REPORT  page 4

BRANDON  Did the war in Kosovo have any affect on the European markets?

ROB The war was perhaps the most significant event in the region during the second quarter of 1999, but it seemed to have little impact on stock prices, except for a minor advance when the war ended.

    What appeared to have had a greater effect on European markets was Wal-Mart's long-anticipated entry into Europe this spring. Wal-Mart's entry was through the purchase of a UK retailer, news of which sent shudders through the European retailing community. The discount retailer's presence should mean lower prices for consumers but reduced profit margins for retailers.

[PIE CHART APPEARS HERE]

Country Allocation

Netherlands..................................  23.4%
United Kingdom...............................  22.5%
France.......................................  16.1%
Germany......................................  11.5%
Switzerland..................................   8.7%
Austria......................................   4.7%
Finland......................................   4.4%
Ireland......................................   4.4%
Greece.......................................   4.3%

    In general for the fund's fiscal year, European markets were mixed. From July 1998 through the end of that year, the markets were challenged when turmoil in Russia affected economics around the world. As interest rate cuts swept across Europe, and the countries prepared for the introduction of the Euro January 1, 1999, prices rebounded. The markets have traded in a fairly narrow range in 1999.



BRANDON What is your outlook for Nuveen European Value Fund as it enters its second fiscal year?

ROB Our focus for the portfolio continues to be on stocks of European companies doing business primarily in Europe and the United States, which should show stronger growth than most other regions of the world.

    We'll also continue to focus on corporate restructurings.
    Finally, easier global monetary polices should provide the impetus for better performance among many of the European Value Fund holdings.


                             "The war was perhaps
                             the most significant
                             event in the region
                              during the second
                               quarter of 1999,
                             but it seemed to have
                             little impact on stock
                              prices, except for a
                               minor advance when
                                 the war ended."

                                                           ANNUAL REPORT  page 5

Fund Spotlight as of June 30, 1999

Terms To Know

The following are a few terms used throughout this report.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and share price.

Quick Facts
                        A Shares    B Shares    C Shares    R Shares
NAV                       $20.17      $20.04      $20.04      $20.21
----------------------------------------------------------------------
Fund Symbol                  N/A         N/A         N/A         N/A
----------------------------------------------------------------------
CUSIP                  67064Y842   67064Y834   67064Y826   67064Y818
----------------------------------------------------------------------
Inception Date              5/98        5/98        5/98        5/98
----------------------------------------------------------------------

Total Returns+
                        A Shares          B Shares    C Shares   R Shares
                     NAV        Offer        NAV         NAV        NAV

YTD                 4.51%      -1.51%       4.16%       4.21%      4.66%
------------------------------------------------------------------------------
1-Year              1.63%      -4.21%       0.86%       0.86%      1.86%
------------------------------------------------------------------------------
Since
Inception*          0.95%      -4.41%       0.23%       0.23%      1.22%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in total return figures.

*  Annualized

Index Comparison.

[LINE CHART APPEARS HERE]

        Nuveen European    Nuveen European       Lipper           MSCI
        Value Fund (NAV)    Value (Offer)    European Index   Europe IX GD
        ----------------   ---------------   --------------   ------------
5/98         10000               9425            10000           10000
6/98          9941               9370            10029           10112
6/99         10103               9522             9840           10057

Nuveen European Value Fund (NAV) $10,103
Nuveen European Value Fund (Offer) $9,522
Lipper European Index $9,840
MSCI Europe IX GD $10,057

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the MSCI Europe Index and the Lipper European Index. The MSCI Europe Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The Lipper European Fund Index represents the average returns of the 30 largest funds in the Lipper European Fund Category. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses.

Portfolio Allocation

[PIE CHART APPEARS HERE]

Equity . . . . 100%

Portfolio Statistics

Total Net Assets           $11,254 million
--------------------------------------------
Average Market
Capitalization (Stocks)        $28 billion
--------------------------------------------
Average P/E                           17.9
--------------------------------------------
Number of Stocks                        22
--------------------------------------------
Expense Ratio*                       1.55%
--------------------------------------------

* For Class A shares after reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

ANNUAL REPORT  page 6

                  Portfolio of Investments
                  Nuveen European Value Fund
                  June 30, 1999

                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS -- 98.5%

               Basic Materials -- 13.0%

     11,200    Akzo Nobel N.V. Sponsored ADR                                                                            $   474,600

     12,300    BOC Group plc Sponsored ADR                                                                                  495,844

     15,600    UPM-Kymmene Oyj Corporation Sponsored ADR                                                                    490,425
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 4.4%

     13,300    Lagardere S.C.A. Sponsored ADR                                                                               495,143
-----------------------------------------------------------------------------------------------------------------------------------
               Communications Services -- 13.0%

     43,500    Hellenic Telecommunications Organization SA Sponsored ADR                                                    481,219

      9,900    KPN N.V. Sponsored ADR                                                                                       475,200

     31,500    Vivendi Sponsored ADR                                                                                        510,337
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals -- 18.7%

      7,572    Daimler-Chrysler AG                                                                                          672,962

     26,800    Granada Group plc (DD)                                                                                       497,125

    101,500    Independent News & Media PLC                                                                                 490,351

     14,700    Peninsular and Oriental Sponsored ADR                                                                        441,648
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 9.4%

     25,800    Compagnie Financiere Richemont AG Sponsored ADR                                                              501,093

     12,900    Diageo plc Sponsored ADR                                                                                     554,700
-----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 2.5%

      3,900    Elf Aquitaine SA Sponsored ADR                                                                               286,894
-----------------------------------------------------------------------------------------------------------------------------------
               Financials -- 22.1%

      7,900    Axa Sponsored ADR                                                                                            492,269

     49,000    Bank Austria AG Sponsored ADR                                                                                515,426

      9,150    ING Groep N.V. Sponsored ADR                                                                                 503,250

      1,550    UBS AG                                                                                                       462,925

     11,300    Royal & Sun Alliance Insurance Group plc ADR                                                                 508,090
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 5.4%

     13,100    Hoechst AG Sponsored ADR                                                                                     602,600
-----------------------------------------------------------------------------------------------------------------------------------
               Technology -- 5.6%

      6,302    Philips Electronics N.V.                                                                                     635,714
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.4%

     17,300    KLM Royal Dutch Airlines Sponsored ADR                                                                       494,131
-----------------------------------------------------------------------------------------------------------------------------------

               Total Investments  (cost $10,054,835)  98.5%                                                              11,081,946
               --------------------------------------------------------------------------------------------------------------------

               Other Assets Less Liabilities - 1.5%                                                                         171,998
               --------------------------------------------------------------------------------------------------------------------

               Net Assets - 100%                                                                                        $11,253,944
               ====================================================================================================================

               (DD) Portion of security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

               Statement of Net Assets
               Nuveen European Value Fund
               June 30, 1999




-----------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $10,054,835) (note 1)            $11,081,946
Cash                                                                              124,401
Receivables:
  Dividends                                                                        26,671
  Fund manager (note 4)                                                               752
  Investments sold                                                                 27,607
  Shares sold                                                                      79,324
Deferred organization costs (note 1)                                              125,370
Other assets                                                                       88,056
-----------------------------------------------------------------------------------------
     Total assets                                                              11,554,127
-----------------------------------------------------------------------------------------
Liabilities
Payable for investments purchased                                                  86,089
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 4)                               3,710
  Other                                                                           210,384
-----------------------------------------------------------------------------------------
     Total liabilities                                                            300,183
-----------------------------------------------------------------------------------------
Net assets (note 5)                                                           $11,253,944
=========================================================================================
Class A Shares (note 1)
Net assets                                                                    $ 3,277,480
Shares outstanding                                                                162,475
Net asset value and redemption price per share                                $     20.17
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                            $     21.40
=========================================================================================
Class B Shares (note 1)
Net assets                                                                    $ 3,130,383
Shares outstanding                                                                156,204
Net asset value, offering and redemption price per share                      $     20.04
=========================================================================================
Class C Shares (note 1)
Net assets                                                                    $   710,945
Shares outstanding                                                                 35,484
Net asset value, offering and redemption price per share                      $     20.04
=========================================================================================
Class R Shares (note 1)
Net assets                                                                    $ 4,135,136
Shares outstanding                                                                204,606
Net asset value, offering and redemption price per share                      $     20.21
=========================================================================================

                                 See accompanying notes to financial statements.
        8

                         Statement of Operations
                         Nuveen European Value Fund
                         Year Ended June 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                                                             $   250,611
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                                    92,987
12b-1 service fees - Class A (notes 1 and 4)                                                                                 6,419
12b-1 distribution and service fees - Class B (notes 1 and 4)                                                               28,225
12b-1 distribution and service fees - Class C (notes 1 and 4)                                                                6,060
Shareholders' servicing agent fees and expenses                                                                              4,610
Custodian's fees and expenses                                                                                               49,611
Trustees' fees and expenses (note 4)                                                                                           969
Professional fees                                                                                                           21,194
Shareholders' reports - printing and mailing expenses                                                                       18,142
Federal and state registration fees                                                                                          4,741
Amortization of deferred organization costs (note 1)                                                                        32,000
Other expenses                                                                                                               2,560
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                       267,518
  Custodian fee credit (note 1)                                                                                            (12,814)
  Expense reimbursement (note 4)                                                                                           (86,754)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                               167,950
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                       82,661
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                                                     (834,511)
Net change in unrealized appreciation or depreciation of investments                                                     1,037,490
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                  202,979
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                             $   285,640
===================================================================================================================================

                         Statement of Changes in Net Assets
                         Nuveen European Value Fund

                                                                                                                      May 29, 1998
                                                                                     Year Ended       (commencement of operations)
                                                                                        6/30/99              through June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $    82,661                         $    4,334
Net realized gain (loss) from investment transactions (notes 1 and 3)                  (834,511)                            (1,619)
Net change in unrealized appreciation or depreciation of investments                  1,037,490                            (10,446)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   285,640                             (7,731)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                (1,314)                              (106)
  Class B                                                                                    --                               (179)
  Class C                                                                                    --                                (22)
  Class R                                                                                (4,385)                            (4,369)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (5,699)                            (4,676)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                      9,930,964                          3,730,770
Net proceeds from shares issued to shareholders due to reinvestment of distributions      2,735                                 --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      9,933,699                          3,730,770
Cost of shares redeemed                                                              (2,678,059)                                --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in assets from Fund share transactions                                   7,255,640                          3,730,770
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                            7,535,581                          3,718,363
Net assets at the beginning of period                                                 3,718,363                                 --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $11,253,944                        $3,718,363
===================================================================================================================================
Balance of undistributed (overdistributed) net investment income at end of period    $    76,620                        $     (342)
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on May 29, 1998, the Fund had no operations other than those related to organizational matters.

The Fund invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure.

The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At June 30, 1999, the Fund had an outstanding delayed delivery purchase commitment of $30,396.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning May 29, 1998 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations

To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward contracts, options and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 1999, there were no open foreign currency forward contracts, options or futures transactions.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                                       May 29, 1998
                                                                                                (commencement of operations)
                                                                         Year Ended 6/30/99         through June 30, 1998
                                                                      -----------------------   ------------------------------
                                                                         Shares        Amount        Shares       Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              194,861   $ 3,715,826         5,134   $  101,463
   Class B                                                              186,211     3,593,989        16,844      333,000
   Class C                                                               47,596       931,339         2,115       42,015
   Class R                                                               86,684     1,689,810       163,073    3,254,292
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   69         1,043            --           --
   Class B                                                                    5           104            --           --
   Class C                                                                   --            --            --           --
   Class R                                                                   98         1,588            --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                        515,524     9,933,699       187,166    3,730,770
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (37,589)     (672,167)           --           --
   Class B                                                              (46,856)     (907,051)           --           --
   Class C                                                              (14,227)     (253,272)           --           --
   Class R                                                              (45,249)     (845,569)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                       (143,921)   (2,678,059)           --           --
------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            371,603   $ 7,255,640       187,166   $3,730,770
==============================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities and short-term investments for the fiscal year ended June 30, 1999, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                            $28,978,333
  Short-term investments                                               599,912

Sales:
  Investment securities                                             21,188,756
  Short-term investments                                               600,000
===============================================================================

At June 30, 1999, the identified cost of investments owned for federal income tax purposes was $10,475,353. Net unrealized appreciation for federal income tax purposes aggregated $606,593 of which $1,170,762 related to appreciated securities and $564,169 related to depreciated securities.

At June 30, 1999, the Fund had unused capital loss carryforwards of $421,268 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,619 of the carryforward will expire in the year 2006 and $419,649 will expire in the year 2007.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .9500 of 1%
For the next $125 million                                           .9375 of 1
For the next $250 million                                           .9250 of 1
For the next $500 million                                           .9125 of 1
For the next $1 billion                                             .9000 of 1
For net assets over $2 billion                                      .8750 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, of approximately $165,700, of which approximately $144,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1999, the Distributor compensated authorized dealers directly with approximately $155,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1999, the Distributor retained approximately $34,200 in such 12b-1 fees. The remaining12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $15,400 of CDSC on share redemptions during the fiscal year ended June 30, 1999.

5. Composition of Net Assets

At June 30, 1999, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

----------------------------------------------------------------------------------
Capital paid-in                                                       $10,986,343
Balance of undistributed net investment income                             76,620
Accumulated net realized gain (loss) from investment transactions        (836,130)
Net unrealized appreciation of investments                              1,027,111
----------------------------------------------------------------------------------
Net assets                                                            $11,253,944
==================================================================================

     Financial Highlights



     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                              Investment Operations          Less Distributions
                          ------------------------------  ---------------------------


                                             Net
                                       Realized/
                                      Unrealized
              Beginning          Net     Invest-             Net                        Ending
                    Net      Invest-        ment          Invest-                          Net
Year Ended        Asset         ment        Gain             ment   Capital              Asset        Total
June 30,          Value    Income(a)      (Loss)   Total   Income     Gains     Total    Value    Return(b)
---------------------------------------------------------------------------------------------------------------
Class A (5/98)
    1999         $19.86        $ .22       $ .10   $ .32    $(.01)     $ --     $(.01)  $20.17         1.63%
    1998 (c)      20.00          .02        (.14)   (.12)    (.02)       --      (.02)   19.86         (.59)

Class B (5/98)
    1999          19.87          .04         .13     .17       --        --        --    20.04          .86
    1998 (c)      20.00          .03        (.15)   (.12)    (.01)       --      (.01)   19.87         (.60)

Class C (5/98)
    1999          19.87          .07         .10     .17       --        --        --    20.04          .86
    1998 (c)      20.00          .01        (.13)   (.12)    (.01)       --      (.01)   19.87         (.60)

Class R (5/98)
    1999          19.87          .23         .13     .36     (.02)       --      (.02)   20.21         1.86
    1998 (c)      20.00          .03        (.13)   (.10)    (.03)       --      (.03)   19.87         (.52)
================================================================================================================




                                                                     Ratios/Supplemental Data
                                         -------------------------------------------------------------------------------------
                                                                          Ratio                          Ratio
                                                                         of Net                         of Net
                                                      Ratio of       Investment        Ratio of     Investment
                                                      Expenses           Income        Expenses      Income to
                                                    to Average       to Average      to Average        Average
                                        Ending       Net Assets      Net Assets      Net Assets     Net Assets
                                           Net   Before Credit/  Before Credit/   After Credit/  After Credit/   Portfolio
Year Ended                              Assets       Reimburse-      Reimburse-      Reimburse-     Reimburse-    Turnover
June 30,                                 (000)             ment            ment         ment(a)        ment(a)        Rate
------------------------------------------------------------------------------------------------------------------------------
Class A (5/98)                          $3,277             2.56%            .14%           1.55%         1.15%         230%
    1999                                   102            14.82*         (11.94)*          1.55*         1.33*           5
    1998 (c)

Class B (5/98)
    1999                                 3,130             3.33            (.84)           2.30           .19          230
    1998 (c)                               335            14.56*         (10.67)*          2.30*         1.59*           5

Class C (5/98)
    1999                                   711             3.36            (.71)           2.30           .35          230
    1998 (c)                                42            15.88*         (12.98)*          2.30*          .60*           5

Class R (5/98)
    1999                                 4,135             2.31             .19            1.30          1.20          230
   1998 (c)                              3,240            15.04*         (11.99)*          1.30*         1.75*           5
==============================================================================================================================



*    Annualized.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 4).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants






To the Board of Trustees and Shareholders of Nuveen European Value Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen European Value Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen European Value Fund as of June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach your
financial goals.


Growth

Nuveen Rittenhouse
Growth Fund


Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio-one that balances different types of investments, levels of risk and tax-management can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Funds Services Co.
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Chapman & Cutler
Chicago, IL.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[Picture of John Nuveen, Sr. appears here]


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                     EAN-EV-6-99

                           PART C--OTHER INFORMATION

Item 23: Exhibits:

 (a)(1).  Declaration of Trust of Registrant.(1)
 (a)(2).  Certificate for the Establishment and Designation of Series and
          Classes for the Nuveen Growth and Income Stock Fund, the Nuveen
          Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and
          Stock Fund, dated June 20, 1996.(3)
 (a)(3).  Certificate for the Establishment and Designation of Series for
          the Nuveen European Value Fund, dated May 27, 1998.(10)
 (b).     By-Laws of Registrant.(1)
 (c).     Specimen certificate of Shares of each Fund.(3)
 (d)(1).  Management Agreement between Registrant and Nuveen
          Institutional Advisory Corp. on behalf of Nuveen Growth and
          Income Stock Fund, Nuveen Balanced Stock and Bond Fund, and
          Nuveen Balanced Municipal and Stock Fund.(6)
 (d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory
          Corp. and Institutional Capital Corporation on behalf of Nuveen
          Growth and Income Stock Fund, Nuveen Balanced Stock and Bond
          Fund, and Nuveen Balanced Municipal and Stock Fund.(6)
 (d)(3).  Renewal of Investment Management Agreement dated May 18,
          1998.(11)
 (d)(4).  Form of Amended Schedule A to Management Agreement between
          Registrant and Nuveen Institutional Advisory Corp.(10)
 (d)(5).  Form of Amended Schedule A to Sub-Advisory Agreement between
          Nuveen Institutional Advisory Corp. and Institutional Capital
          Corporation.(10)
 (d)(6).  Form of Amended Schedule B to Management Agreement between
          Registrant and Nuveen Institutional Advisory Corp.(10)
 (d)(7).  Form of Addendum to Investment Sub-Advisory Agreement between
          Nuveen Institutional Advisory Corp. and Institutional Capital
          Corporation.(10)
 (e)(1).  Distribution Agreement between Registrant and John Nuveen & Co.
          Incorporated dated August 1, 1998.(11)
 (e)(2).  Dealer Management Agreement dated October 22, 1996.(4)
 (f).     Not applicable.
 (g)(1).  Custodian Agreement between Registrant and The Chase Manhattan
          Bank.(7)
 (g)(2).  Global Custody Agreement between Registrant and The Chase
          Manhattan Bank dated July 21, 1998.(13)
 (h)(1).  Form of Subscription Agency Agreement between Registrant and
          The Chase Manhattan Bank.(4)
 (h)(2).  Transfer Agency Agreement between Registrant and Chase Global
          Funds Services Company.(11)
 (i)(1).  Opinion and consent of Chapman and Cutler, dated July 30,
          1996.(3)
 (i)(2).  Opinion and consent of Bingham, Dana & Gould, dated July 30,
          1996.(3)
 (i)(3).  Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated
          May 28, 1998.(10)
 (i)(4).  Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)
 (i)(5).  Form of opinion and consent of Chapman and Cutler, dated
          October   , 1999.(14)
 (j).     Consent of Independent Public Accountants. (To be supplied by
          Amendment.)
 (k).     Not applicable.
 (l).     Subscription Agreement with Nuveen Institutional Advisory
          Corp.(7)

 (m)(1).  Plan of Distribution and Service Pursuant to Rule 12b-1 for the
          Class A Shares, Class B Shares and Class C Shares of each
          Fund.(3)
 (m)(2).  Amendment to Plan of Distribution and Service Pursuant to Rule
          12b-1.(11)
 (n)(1).  Financial Data Schedules for Nuveen Growth and Income Stock
          Fund, Nuveen Balanced Stock and Bond Fund and Nuveen Balanced
          Municipal and Stock Fund.(11)
 (n)(2).  Not applicable
 (o).     Multi-Class Plan.(4)
 (z)(1).  Original Powers of Attorney for Messrs. Schwertfeger, Dean,
          Leafstrand, Bacon, Kissick, Lyon, and Ms. Wellington, Trustees, authorizing, among others, Larry W. Martin and Gifford R.
          Zimmerman to execute the Registration Statement.(6)
 (z)(2).  Code of Ethic and Reporting Requirements.(7)
 (z)(3). Original Power of Attorney for Jack B. Evans, Trustee, authorizing, among others, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman to execute the Registration
          Statement.(14)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10) Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11) Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12) Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.

(13) Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.

(14) Filed herewith.

Item 24: Persons Controlled by or under Common Control with Fund.
Not applicable.

Item 25: Indemnification
Section 4 of Article XII of Registrant's Declaration of Trust provides as fol-lows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent per-mitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negli-gence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adju-dicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a pay-ment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

  (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in of-fice act on the matter); or

  (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by poli-cies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall con-tinue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or oth-erwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ul-timately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, any-one who has been exempted from being an Interested Person by any rule, regula-tion or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, admin-istrative or other, including appeals), actual or threatened; and the word "li-ability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other lia-bilities.

                                ----------------

The trustees and officers of the Registrant are covered by Investment Trust Er-rors and Omission policies in the aggregate amount of $20,000,000 (with a maxi-mum deductible of $500,000) against liability and expenses of claims of wrong-ful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Ex-change Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indem-nification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26: Business and Other Connections of Investment Adviser
(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end man-agement investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as of-ficers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Informa-tion. Such information for the remaining senior officers of NIAC appears below:

                                                     Other Business, Profession, Vocation or
 Name and Position with NIAC                            Employment During Past Two Years
 ---------------------------                         ---------------------------------------
 John P. Amboian, Executive Vice President..... Executive Vice President and Secretary of The
                                                John Nuveen Company; Executive Vice President of
                                                John Nuveen & Co. Incorporated, Nuveen Advisory
                                                Corp. and Nuveen Asset Management, Inc. and
                                                Executive Vice President and Director of
                                                Rittenhouse Financial Services, Inc.
 Michael S. Davern, Vice President............. Vice President of Nuveen Advisory Corp. (since
                                                January 1997); prior thereto, Vice President and
                                                Portfolio Manager of Flagship Financial
 Richard A. Huber, Vice President.............. Vice President of Nuveen Advisory Corp. (since
                                                January 1997); prior thereto, Vice President and
                                                Portfolio Manager of Flagship Financial
 Thomas C. Spalding, Vice President............ Vice President of Nuveen Advisory Corp.
 Margaret E. Wilson, Vice President and Con-    Vice President and Controller of The John Nuveen
  troller...................................... Company, John Nuveen & Co. Incorporated and
                                                Nuveen Advisory Corp.

(b) Institutional Capital Corporation (Institutional Capital) acts as invest-ment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Reg-istrant. In addition, Institutional Capital serves as investment adviser to separately managed accounts.

A description of any other business, profession, vocation, or employment of a substantial nature in which Robert H. Lyon, President, Chief Investment Officer and a Director of Institutional Capital, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of direc-tor, officer, employee, partner, or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of Institutional Capital appears below. The principal business address for each person is 225 West Wacker Drive, Chicago, Illinois 60606.

                                                                   Other Business, Profession,
                              Positions and Offices with                   Vocation, or
Name                             Institutional Capital           Employment During Past Two Years
----                     ------------------------------------- ------------------------------------
Pamela H. Conroy........ Senior Vice President and Director    Vice President, Treasurer, and a
                                                               Director of the ICAP Funds, Inc.
                                                               (since its inception in December
                                                               1994).
Donald D. Niemann....... Executive Vice President and Director Vice President and Secretary of ICAP
                                                               Funds, Inc. (since its inception in
                                                               December 1994) and a Director (since
                                                               July 1995).
Gary S. Maurer.......... Executive Vice President and Director Director of ICAP Funds, Inc. (since its inception in December 1994).
Barbara C. Schunmier.... Senior Vice President and Director    None.

Item 27: Principal Underwriters

(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Taxable Funds Inc., Nuveen Investment Trust II, III and IV and the Registrant. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Free Unit Trust and the Nuveen Unit Trust, registered unit invest-ment trusts. Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Mu-nicipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Mu-nicipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania In-vestment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Munici-pal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Munic-ipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Munici-pal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen In-sured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Pre-mium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium In-come Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

                                                              Positions and
Name and Principal           Positions and Offices            Offices with
Business Address             with Underwriter                 Registrant
----------------------------------------------------------------------------------
Timothy R. Schwertfeger      Chairman of the Board,           Chairman and Trustee
333 West Wacker Drive        Chief Executive Officer,
Chicago, IL 60606            and Director
John P. Amboian              President                        None
333 West Wacker Drive
Chicago, IL 60606
William Adams IV             Vice President                   None
333 West Wacker Drive
Chicago, IL 60606

                                                               Positions and
Name and Principal           Positions and Offices             Offices with
Business Address             with Underwriter                  Registrant
----------------------------------------------------------------------------------
Alan G. Berkshire            Vice President                    Vice President and
333 West Wacker Drive        and Secretary                     Assistant Secretary
Chicago, IL 60606
Kathleen M. Flanagan         Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy               Vice President                    Vice President and
333 West Wacker Drive                                          Controller
Chicago, IL 60606
Michael G. Gaffney           Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis            Vice President                    Vice President
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer       Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin              Vice President                    Vice President
333 West Wacker Drive        and Assistant                     and Assistant
Chicago, IL 60606            Secretary                         Secretary
Thomas C. Muntz              Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams             Vice President                    None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President                    None
333 West Wacker Drive        and Corporate
Chicago, IL 60606            Controller
Gifford R. Zimmerman         Vice President                    Vice President and
333 West Wacker Drive        and Assistant Secretary           Secretary
Chicago, IL 60606

(c) Not applicable.

Item 28: Location of Accounts and Records
Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Institutional Advisory Corp., or Chase Global Fund Services Company.

Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108, main-tains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
(a)Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 30th day of August, 1999.

                                     NUVEEN INVESTMENT TRUST

                                            /s/ Gifford R. Zimmerman
                                     __________________________________________
                                                Gifford R. Zimmerman
                                                   Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effec-tive Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                      Title                         Date
           ---------                      -----                         ----


     /s/ Stephen D. Foy          Vice President and               August 30, 1999
________________________________  Controller (Principal
         Stephen D. Foy           Financial and
                                  Accounting Officer)

    Timothy R. Schwertfeger      Chairman,
                                  President and Trustee

         Robert H. Lyon          Trustee

      Thomas E. Leafstrand       Trustee
                                                         By /s/ Gifford R. Zimmerman
           James E. Bacon          Trustee                 ---------------------------
                                                                Gifford R. Zimmerman
                                                                  Attorney-in-Fact
         Jack B. Evans           Trustee


       William L. Kissick        Trustee


      Sheila W. Wellington       Trustee                          August 30, 1999

An original power of attorney authorizing, among others, Larry W. Martin and Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registra-tion Statement is filed, has been executed and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX

  Exhibit                                                        Sequential
  Number                         Exhibit                        Numbered Page
  -------                        -------                        -------------
  (i)(5)   Form of opinion and consent of Chapman and Cutler,
           dated October   , 1999.
  (z)(3)   Power of Attorney, Jack B. Evans, Trustee.